Forward Looking Statements Statements in this presentation that are not strictly historical, including any statements regarding Danaher’s anticipated financial performance and any other statements regarding events or developments that we believe or anticipate will or may occur are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, the impact of our debt obligations (including the debt incurred to finance the acquisitions of Cytiva and Aldevron) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), uncertainties relating to U.S. laws or policies, including potential changes in U.S. trade policies and tariffs and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions (including with respect to the acquisition of Aldevron), our ability to realize anticipated growth, synergies and other benefits of the Aldevron acquisition, Aldevron's performance and maintenance of important business relationships, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance, social and business factors (including the impact of the United Kingdom's separation from the EU), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2020 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2021. These forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the non-GAAP financial measures referenced in the following presentation, definitions and the accompanying information required by SEC Regulation G can be found in this presentation or in the “Investors” section of Danaher’s web site, www.danaher.com. All references in this presentation (1) to financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted; (2) to “growth” or other period-to-period changes refer to year-over-year comparisons unless otherwise indicated; (3) to core revenue growth for 2020 and 2021E refers to core revenue growth including Cytiva unless otherwise noted; and (4) to operating profit below the segment level exclude amortization. We may also describe certain products and devices which have applications submitted and pending for certain regulatory approvals.

Current Update 3 Strong finish to 2021 Q4 2021 RESULTS EXCEEDED OUR EXPECTATIONS Q4 2021 ESTIMATED CORE REVENUE GROWTH UP HIGH-TEENS — All three segments better-than-expected, led by Life Sciences and Diagnostics — Performance driven by our base business which was up ~10% — Better-than-expected revenue at Cepheid (respiratory and non-respiratory) STRONG EARNINGS AND CASH FLOW PERFORMANCE “COVID-related tailwinds” refers to revenue from the sale of products & services directly addressing COVID-19 or the impact thereof (particularly at our businesses providing solutions for diagnostic testing and supporting vaccine & therapeutic production) “Base” business refers to revenue from the sale of products & services not directly addressing COVID-19 or the impact thereof

~$29B 2021E TOTAL REVENUE LIFE SCIENCES ~$14.9B DIAGNOSTICS ~$9.8B ENV. & APPLIED ~$4.7B Danaher Today Purpose-driven science & technology leaderAll financial metrics reflect FY 2021E results 4

LS 51% Dx 33% EAS 16% T&M 13% LS 33% Dental 14% Dx 31% EAS 22% 2018 2021E LS & Dx 40% Dental 13% T&M 13% Env. 18% Ind. 16% 2015 Purpose-Driven Portfolio Transformation Portfolio has evolved meaningfully2015 metrics shown include Fortive and Envista; 2018 metrics shown include Envista. Pie charts are shown as a % of total revenue. KEY PORTFOLIO MOVES SINCE 2015 ~$21B ~$20B ~$29BTOTAL ANNUAL REVENUE 5

CORE REVENUE GROWTH ~$4B ~$8B ~17% >25% ~45% ~75% +LSD +Low Teens Portfolio Transformation: A Stronger, Better Danaher Focus on growth & business model driving superior performance RECURRING REVENUE 2015 2019- 21E 2015 2021E 2015 2021E 2015 2021E OPERATING PROFIT MARGIN OPERATING CASH FLOW 6 2015 metrics shown include Fortive and Envista. 2019-21E core growth is avg. annual core growth for ’19, ’20, ’21E. Recurring Revenue is shown as a % of total revenue. The Company separates its goods & services between those typically sold to a customer on a recurring basis & those typically sold to a customer on a nonrecurring basis.

Differentiated Positioning in Bioprocessing

Cell culture & SUT → **Chromatography** → **Filtration** → **Drug Product**



Cell culture & SUT				Chromatography				Filtration		Drug Product
Media	Bags & Mixers	Bioreactor	Depth Filter	Resins	Chromatography Columns	Polishing Column Devices	Equipment	Filtration Skids & Consumables	Concentration & Sterile Filtration	Aseptic Filling
cytiva, PALL				cytiva				PALL		cytiva

~$7.5B

DHR BIOPROCESSING REVENUE 2021E

PORTFOLIO

Broadest portfolio across workflow and modality

SERVICE & SUPPORT

Best-in-class technical service & support

SCALE

Scale to reliably meet our customers' needs

DHR well-positioned across bioprocessing with ~$7.5B portfolio

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DANAHER

Putting It All Together

ANTICIPATED LONG-TERM CORE GROWTH RATE

DANAHER	**MSD+**	*100bps+ acceleration vs pre-2019*
cytiva	**HSD**	*~$6B 2021E revenue (2x vs acq.)*
Cepheid.	**LDD**	*~$3.5B 2021E revenue (>10% of DHR)* *Durable long-term testing oppty.*
REST OF DANAHER	**MSD+**	*Benefit from continued investment spend*

ANTICIPATED LONG-TERM ANNUAL PERFORMANCE

CORE REVENUE GROWTH	**MSD+**
+	
OPERATING MARGIN EXPANSION	**50-75BPS** OMX
+	
STRONG FREE CASH FLOW	**>100%** FCF / NI
+	
ACQUISITIONS	**FCF+** M&A SPEND
=	
TOP QUARTILE EPS GROWTH & COMPOUNDING RETURNS	**DD+** EPS GROWTH

Expect core growth & earnings trajectory to accelerate

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DANAHER